Exhibit 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Fusion Telecommunications International, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

FUSION TELECOMMUNICATIONS INC., INTERNATIONAL

Date: May 15, 2007	By:	/s/ Matthew D. Rosen

President and Chief Executive Officer

FUSION TELECOMMUNICATIONS INC., INTERNATIONAL

Date: May 15, 2007	By:	/s/ Barbara Hughes

Chief Financial Officer (Principal Financial Officer)